UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2011

CASABLANCA MINING LTD.
(Name of small business issuer specified in its charter)

Nevada	000-53558	80-0214005
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9880 Magnolia Ave. Suite 176
Santee, CA 92071
(Address of principal executive offices)

 (former name or former address, if changed since last report)

619-717-8047
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K of Casablanca Mining, Ltd. (the "Company") filed with the Securities and Exchange Commission on June 21, 2011 (the “Report”) relating to the Company’s dismissal of Gruber & Company, LLC as the Company’s independent auditor and the appointment of De Joya Griffith & Company, LLC (“De Joya Griffith”) to serve as the Company’s new independent auditor.  The information reported in our original Form 8-K is incorporated by reference into this Amendment.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
16.1	Letter from Gruber & Company, LLC to the Securities and Exchange Commission dated July 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2011	CASABLANCA MINING LTD.

	By:	/s/ Trisha Malone
Trisha Malone Chief Financial Officer